                                                                 EXHIBIT 10.1



                             BUSINESS CENTER LEASE


1.  BASIC LEASE TERMS

         a.   DATE OF LEASE EXECUTION:  May 23, 1995
                                      ---------------------------------------
         b.   TENANT:    MOSCOM Corporation
                     --------------------------------------------------------
              Trade Name:    Votan Moscom
                         ----------------------------------------------------
              Address (Lease Premises):  7020 Koll Center Parkway, Suite 142
                                       --------------------------------------
                                         Pleasanton, California 94566
                                         Building/Unit 01/142
                                       --------------------------------------
              Address (For Notices):Robert L. Boxer, V.P., Moscom Corporation
                                    -----------------------------------------
                                    3750 Monroe Avenue, Pittsford,
                                    New York 14534

         c.   LANDLORD:                 BERNAL AVENUE ASSOCIATES
                                    -----------------------------------------
              Address (For Notices):    7011 Koll Center Parkway, Suite 210
                                    -----------------------------------------
                                        Pleasanton, California  94566
                                    -----------------------------------------
         d.   TENANT'S USE OF PREMISES:  Administrative offices & storage of electronic components.
                                       --------------------------------------
         e.   PREMISES AREA:            3,002      rentable square feet
                            -------------------------------------------------
         f.   PROJECT AREA:           133,920               square feet.
                           --------------------------------------------------
         g.   PREMISES PERCENT OF PROJECT:      2.242%
                                          -----------------------------------
         h.   TERM OF LEASE:  Commencement:  07/15/95  Expiration:  07/14/98
                                           -----------            -----------
                    Number of Months: 36 (See paragraph 33).
                                     ----
         i.   BASE MONTHLY RENT:    $2,552.00
                                -------------------
         j.   RENT ADJUSTMENT:
              (1) Step Increase. The provisions of section 4.b.(1) apply as follows:


                      Effective Date of     New Base Monthly
                        Rent Increase             Rent

                      January 1, 1997           $2,852.00
                        _______, 19__           $____.__
                        _______, 19__           $____.__
                        _______, 19__           $____.__
                        _______, 19__           $____.__

           k.     ANNUAL EXPENSE BASE:
                  Expense Rate                       $2.86
                                                     ----------
                  Premises Area Square Feet          x3,002
                                                     ----------
                  Annual Expense Base                $8,585.72
                                                     ----------
           l.     PREPAID RENT:                      $0.00
                                                     ----------

           M.     TOTAL SECURITY DEPOSIT: 2,852.00, Including a $0.00
                                         ---------              ----
                  non-refundable cleaning fee.

           n.     BROKER(S):                None
                            -------------------------------------------------
           o.     GUARANTORS:               N/A
                             ------------------------------------------------
           p.     ADDITIONAL SECTIONS:
                  Additional sections of this lease numbered 28 through 36 are attached hereto and made a part hereof. If none, so state in the following space _____.
           q.     ADDITIONAL EXHIBITS:
                  Additional exhibits lettered D through D-1 are attached hereto and made a part hereof. If none, so state in the following space _____.

2. PREMISES. Landlord leases to Tenant the Premises described in Section 1 and in Exhibit A (the "Premises"), located in this Project described on Exhibit B (the "Project"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in Section 1 if the Project size is increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do.

3. TERM. The term of this Lease is for the period set forth in Section 1, commencing on the date in Section 1. If Landlord, for any reason, cannot deliver possession of the Premises to Tenant upon commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from such delay. In that event, however, there shall be a rent abatement covering the period between the commencement of the term and the time when Landlord delivers possession to Tenant, and all other terms and conditions of this Lease shall remain in full force and effect, provided, however, that if Landlord cannot deliver possession of the Premises to Tenant, this lease shall be void. If a delay in possession is caused by Tenant's failure to perform any obligation in accordance with this Lease, the term shall commence as set forth in Section 1 and there shall be no reduction of rent between the commencement of the term and the time Tenant takes possession.

4.   RENT.

     a. Base Rent. Tenant shall pay to Landlord monthly base rent in the initial amount in Section 1 which shall be payable monthly in advance on the first day of each and every calendar month ("Base Monthly Rent") provided, however, the first month's rent is due and payable upon execution of this Lease. Failure to pay rent by the tenth (10th) shall constitute a default of the Lease. If the term of this Lease contains any rental abatement period, Tenant hereby agrees that if Tenant breaches the Lease and/or abandons the Premises before the end of the Lease term, or if Tenant's right to possessions is terminated by Landlord because of Tenant's breach of the Lease, Landlord shall, at its option, (1) void the rental abatement period; and (2) recover from Tenant, in addition to any damages due Landlord under the terms and conditions of the Lease, rent prorated for the duration of the rental abatement period at a rental rate equivalent to the effective Base Monthly Rent.

     For purposes of Section 467 of the Internal Revenue Code, the parties to this Lease hereby agree to allocate the stated rents, provided herein, to the periods which correspond to the actual rent payments as provided under the terms and conditions of this agreement.

     b.  Rent Adjustment.

           1) Step Increase. Base Monthly Rent shall be increased periodically to the amounts and at the times set forth in
           Section 1.j.

     c. Expenses. The purpose of this Section 4.c. is to ensure that Tenant bears a share of all Expenses related to the use, maintenance, ownership, repair or replacement, and insurance of the Project. Accordingly, beginning on the date Tenant takes possession of the Premises, Tenant shall pay to Landlord that portion of Tenant's share of Expenses related to the Project which is in excess of the Annual Expense Base shown in
     Section 1. Tenant's share of expenses related to the Project which is in excess of the Annual Expense Base shown in Section 1, shall not exceed $0.00/SF/year in 1995, $0.143/SF/year in 1996, $0.293/SF/year in 1997, and $0.451/SF/year in 1998.

           1) Expenses Defined. The term "Expenses" shall mean all costs and expenses of the ownership, operation, maintenance, repair or replacement, and insurance of the Project, including without limitation, the following costs:

                  (a) All supplies, materials, labor, equipment, and utilities used in or related to the operation and maintenance of the Project;

                  (b) All maintenance, management, janitorial, legal, accounting, insurance, and service agreement costs related to the Project;

                  (c) All maintenance, replacement and repair costs relating to the areas within or around the Project, including, without limitation, air conditioning systems, sidewalks, landscaping, service areas, driveways, parking areas (including resurfacing and restriping parking areas), walkways, building exteriors (including painting), signs and directories, repairing and replacing roofs, walls, etc. These costs may be included either based on actual expenditures or the use of an accounting reserve based on past cost experience for the Project.

                  (d) Amortization (along with reasonable financing charges) of capital improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project (provide, however, that the amount of such amortization for improvements not mandated by government authority shall not exceed in any year the amount of costs reasonably determined by Landlord in its sole discretion to have been saved by the expenditure either through the reduction or minimizations of increases which would have otherwise occurred).

                  (e) Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed upon all or any portion of or in relation to the Project or any portion thereof, any leasehold estate in the Premises or measured by rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income, or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state, federal or any improvement or other district, whether such tax is (1) determined by the area of the Project or the rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Project or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Project;
                  (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Project;
                  (5) based on any parking spaces or parking facilities provided in the Project; or (6) in consideration for services, such as police protection, fire protection, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants.

           2) Annual Estimate of Expenses. When Tenant takes possession of the Premises, Landlord shall estimate Tenant's portion of Expenses for the remainder of the calendar year based on the Tenant's portion of the Project Area set forth in Section 1. At the commencement of each calendar year thereafter, Landlord shall estimate Tenant's portion of Expenses for the coming year based on the Tenant's portion of the Project Area set forth in Section 1.

           3) Monthly Payment of Expenses. If Tenant's portion of said estimate of Expenses shows an increase for the remainder of the calendar year over the Annual Expense Base, as set forth in Section 1, Tenant shall pay to Landlord, as additional rent, such estimated increase in monthly installments of one-twelfth (1/12) beginning on the date Tenant takes possession of the Premises. If Tenant's portion of said estimate of Expenses shows an increase for subsequent calendar years over the Annual Expense Base, as set forth in Section 1, Tenant shall pay Landlord, as additional rent, such estimated increase in monthly installments of one-twelfth (1/12) beginning on January 1 of the forthcoming calendar year, and one-twelfth (1/12) on the first day of each succeeding calendar month. As soon as practical following each calendar year, Landlord shall prepare an accounting of actual Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's share of Expenses. If the additional rent paid by Tenant under this
           Section 4.c.3 during the preceding calendar year was less than the actual amount of Tenant's share of Expenses, Landlord shall so notify Tenant and Tenant shall pay such amount to Landlord within thirty (30) days of receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the term of this Lease has expired or this Lease has been terminated prior to Tenant's receipt of this notice. Tenant shall have thirty (30) days from receipt of such notice to contest the amount due; failure to so notify Landlord shall represent final determination of Tenant's share of expenses. If Tenant's payments were greater than the actual amount, then such overpayment shall be credited by Landlord to all present rent due under this Section 4.c.3.

     d. Rent Without Offset and Late Charge. All rent shall be paid by Tenant to Landlord monthly in advance on the first day of every calendar month, at the address shown in Section 1, or such other place as Landlord may designate in writing from time to time. All rent shall be paid without prior demand or notice without any deduction or offset whatsoever. All rent shall be paid in lawful currency of the United States of America. All rent due for any partial month shall be prorated at the rate calculated by dividing the number of days for which rent is due by the actual number of days in the month and multiplied by the applicable monthly rate. Tenant acknowledges that late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any rent or other sum due from Tenant is not received by the eleventh of each month, Tenant shall pay to Landlord an additional sum equal to 10% of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment and that the late charge is in addition to any and all remedies available to the Landlord and that the assessment and/or collection of the late charge shall not be deemed a waiver of any other default. Additionally, all such delinquent rent or other sums, plus this late charge, shall bear interest at the tenant maximum lawful rate permitted to be charged by Landlord. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00, and thereafter, Landlord may require Tenant to pay all future payments of rent or other sums due by money order or cashier's check.

5. DEPOSIT. Upon execution of this Lease, Tenant shall deposit the security deposit set forth in Section 1 with Landlord, in part as security for the performance by Tenant of the provisions of this Lease and in part as a cleaning fee. If Tenant is in default, Landlord can use the security deposit or any portion of it to cure the default or to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord to maintain the security deposit in the amount initially deposited with Landlord. In no event will Tenant have the right to apply any part of the security deposit to any rent or other sums due under this Lease. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the entire security deposit to Tenant. Landlord's obligations with respect to the deposit are those of a debtor and not of a trustee, and Landlord can commingle the security deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the deposit. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid deposit upon Landlord's acceptance of Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid deposit.

6. USE OF PREMISES AND PROJECT FACILITIES. Tenant shall use the Premises solely for the purposes set forth in Section 1 and for no other purpose without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or the Project for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises or the Project, except as provided in writing in this Lease. Tenant acknowledges that Landlord may from time to time, at its sole discretion, make such modifications, alterations, deletions or improvements to the Project as Landlord may deem necessary or desirable, without compensation or notice to Tenant. Such changes shall not unreasonably effect Tenant's use of premises. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Premises and the Project, including, without limitation, any rules and regulations that may be attached to this Lease and to any reasonable modifications to these rules and regulations as Landlord may adopt from time to time. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything in the Premises that will in any way increase the premiums paid by Landlord on its insurance related to the Project or which will in any way increase the premiums for fire or casualty insurance carried by other tenants in the Project. Tenant will not perform any act or carry on any practices that may injure the Premises or the Project; that may be a nuisance or menace to other tenants in the Project; or that shall in any way interfere with the quiet enjoyment of such other tenants. Tenant shall not use the Premises for, sleeping, washing clothes, cooking or the preparation, manufacture or mixing of anything that might emit any objectionable odor, noises, vibrations or lights onto such other tenants. If sound insulation is required to muffle noise produced by Tenant on the Premises, Tenant at its own cost shall provide all necessary insulation. Tenant shall not do anything on the Premises which will overload any existing parking or service to the Premises. Pets and/or animals of any type shall not be kept on the Premises.

7. SIGNAGE. All signing shall comply with rules and regulations set forth by Landlord as may be modified from time to time. Current rules and regulations relating to signs are described on Exhibit C. Tenant shall place no window covering (e.g., shades, blinds, curtains, drapes, screens, or tinting materials), stickers, signs, lettering, banners or advertising or display material on or near exterior windows or doors if such materials are visible for the exterior of the Premises, without Landlord's prior written consent. Similarly, Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without Landlord's prior written consent. Any material violating this provision may be destroyed by Landlord without compensation to Tenant.

8. PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements merchandise and other personal property in or about the Premises.

9. PARKING. Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees, a non-exclusive license to use the designated parking areas in the Project for the use of motor vehicles during the term of this Lease. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants, to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. Overnight parking is prohibited for automobiles only, and any automobile violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense.

10.  UTILITIES
     Tenant shall pay for all water, gas, heat, light, power, sewer, electricity, telephone or other service metered, chargeable or provided to the Premises. Landlord reserves the right to install separate meters for any such utility and charge tenant for the cost of such installation.

11. MAINTENANCE. Landlord shall maintain, in good condition, the structural parts of the premises, which shall include only the foundations, bearing and exterior walls (including glass), subflooring and roof (including skylights), the unexposed electrical, plumbing and sewerage systems, including without limitation, those portions of the systems lying outside the Premises, exterior doors (including glass), window frames, gutters and downspouts on the Building and the heating, ventilating and air conditioning systems servicing the Premises; provided, however, the cost of all such maintenance shall be considered "Expenses" for purposes of
     Section 4.c. Except as provided above, Tenant shall maintain and repair the Premises in good condition, including, without limitation, maintaining and repairing all walls, floors, ceilings, interior doors, interior windows and fixtures as well as damage caused by Tenant, its agents, employees or invitees. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds.

12. ALTERATIONS. Tenant shall not make any alteration to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the Premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration or termination of this Lease, except that Landlord may, within 30 days before or 30 days after expiration of the term, elect to require Tenant to remove any alterations which Tenant may have made to the Premises. If Landlord so elects, at its own cost Tenant shall restor the Premises to the condition designated by Landlord in its election, before the last day of the term or within 30 days after notice of its election is given, which ever is later.

     Should Landlord consent in writing to Tenant's alternation of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals, and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant.

13. RELEASE AND INDEMNITY. As material consideration to Landlord, Tenant agrees that Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property from any cause, and Tenant waives all claims against Landlord for damage to persons or property arising for any reason, except for damage resulting from Landlord's breach of it its express obligations under this Lease which Landlord has not cured within a reasonable time after receipt of written notice of such breach from Tenant or from the negligence of Landlord, its employees or agents. Tenant shall indemnify and hold Landlord harmless from all damages arising out of any damage to any person or party occurring in, on or about the Premises or Tenant's use of the Premises or Tenant's breach of any term of this Lease.

14. INSURANCE. Tenant, at its cost, shall maintain public liability and property damage insurance and product liability insurance with a single combined liability limit of $1,000,000, insuring against all liability of Tenant and its authorized representatives arising out of or in connection with Tenant's use or occupancy of the Premises. Public liability insurance, products liability insurance and property damage insurance shall insure performance by Tenant of the indemnity provisions of Section
     14. Landlord shall be named as additional insured and the policy shall contain cross-liability endorsements. On all its personal property, at its cost, Tenant shall maintain a policy of standard fire and extended overage insurance with vandalism and malicious mischief endorsements and "all risk" coverage on all Tenant's improvements and alterations in or about the Premises, to the extent of at least 90% of their full replacement value. The proceeds form any such policy shall be used by Tenant for the replacement of personal property and the restoration of Tenant's improvements or alterations. All insurance required to be provided by Tenant under this Lease will release Landlord from any claims for damage to any person or the Premises and the Project, and to Tenant's fixtures, personal property, improvements and alterations in or on the Premises or the Project, caused by or resulting from risks insured against under any insurance policy carried by Tenant in force at the time of such damage. All insurance required to be provided by Tenant under this Lease: (a) shall be issued by insurance companies authorize dot do business in the state in which the premises ar located with a financial rating of at least an A+XII status as rated in the most recent edition of Best's Insurance Reports; (b) shall be issued as a primary policy; and
     (c) shall contain an endorsement requiring at least 30 days prior written notice of cancellation to Landlord and Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord within 30 days of execution of this Lease. Tenant's failure to provide evidence of such coverage to Landlord may, in Landlords's sole discretion, constitute a default under this lease.

15. DESTRUCTION. If during the term, the Premises or Project are more than 10% destroyed form any cause, or rendered inaccessible or unusable from any cause, and if in Landlord's estimation, the Premises cannot be restored with 90 days following such destruction, the Landlord shall immediately notify Tenant and Tenant may terminate this Lease by delivery of notice to Landlord within 30 days of receipt of Landlord's notice. If in Landlord's estimation the Premises can be restored with 90 days, then Landlord shall commence to restore the Premises in compliance with then existing laws and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of rent between the date of destruction and the date of completion or restoration, based on the extent to which destruction interferes with Tenant's use of the Premises.

16.  CONDEMNATION.

     a. DEFINITIONS. The following definitions shall apply. (1) "Condemnation" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" Means the date the condemnor has right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation; and (4) "Condemnor" means any public or quasi-public authority or private corporation or individual, having power of condemnation.

     b. OBLIGATION TO BE GOVERNED BY LEASE. If during the term of the Lease there is any taking of all or any part of the Premises or the Project, the rights and obligations of the Parties shall be determined pursuant to this Lease.

     c. TOTAL OR PARTIAL TAKING. If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within thirty (30) days after the nature and extent of the taking have been finally determined. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination which date shall not be earlier than thirty (30) days nor later than ninety (90) days after Tenant has notified Landlord of its election to terminate; except that this lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the rent shall be reduced by an amount in the same ratio as the total number of square feet in the Premises taken bear to the total number of square feet in the Premises immediately before the date of taking.

17. ASSIGNMENT OR SUBLEASE. Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees, or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's consent, which consent shall not be unreasonably withheld. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by preparation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant consists of more than one person, a purported assignment, voluntary or involuntary or by operation of law from one person to the other shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 25% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling Percentage" means ownership of and right to vote stock possessing at least 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. This Section 18 shall not apply to corporations the stock of which is traded through an exchange or over the counter. Fifty percent of all rent received by Tenant after subleasing expenses from its subtenants, if they occupy all of the space, in excess of the rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or any fifty percent of sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease after subleasing expenses shall be paid to Landlord. If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, $100 or Landlord' reasonable attorney's fees incurred in connection with such request, whichever is greater.

     No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including without limitation the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (a) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) if a writ of attachment or execution is levied on this Lease; or (c) If in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

18. DEFAULT. The occurrence of any of the following shall constitute a default by Tenant. (a) A failure to pay rent or other charge when due;
     (b) Abandonment and vacation of the Premises (failure to occupy and operate the Premises for ten (10) consecutive days shall be deemed an abandonment and vacation); or (c) Failure to perform any other provision of this Lease. Tenant shall have a ten (10) day grace period after receipt of written notice of default to cure such default.

19. LANDLORD'S REMEDIES. Landlord shall have the following remedies if Tenant is in default. (These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law):
     Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination of Tenant's right to possession, Landlord has the right to recover from Tenant: (1) The worth of the unpaid rent that had been earned at the time of termination of Tenant's right to possession; (2) The worth of the amount of the unpaid rent that would have been earned after the date of termination of Tenant's right to possession; (3) Any other amount, including court, attorney, and collection costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. "The worth," as used for Item 20(1) in this paragraph 20 is to be computed by allowing interest at 12%. "The worth at the time of the award" as used for Item 20(2) in this Paragraph 20 is to be computed by discounting the amount at 12%.

20. ENTRY ON PREMISES. Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes: (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) To do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform; (c) To post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last ninety (90) days of the term, or during any period while Tenant is in default; (d) To show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in leasing or purchasing the Premises, at any time during the term; or (e) To repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises but no so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises or the Project. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry onto the Premises as provided in this
     Section 21. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Section 21. Landlord shall conduct is activities on t he Premises as provided herein in a manner that will cause the least inconvenience, annoyance or disturbance to Tenant. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

21. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or Deed of Trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or u underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or Deed of Trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

     Tenant, within ten (10) days from notice from Landlord, shall execute and deliver to Landlord, in recordable form, certificates stating that this Lease is not in default, is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. This certificate should also state the amount of current monthly rent, the dates to which rent has been paid in advance, and the amount of any security deposit and prepaid rent. Failure to deliver this certificate to Landlord within ten (10) days shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord.

22. NOTICE. Any notice, demand, request, consent, approval, or communication desired by either party or required to be given, shall be in writing and served either personally or sent by prepaid certified first class mail, addressed as set forth in Section 1. Either party may change its address by notification to the other party. Notice shall be deemed to be communicated forty-eight (48) hours from the time of mailing, or from the time of service as provided in this Section 23.

23. WAIVER. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring the Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same of any other provision of the Lease.

24.  SURRENDER OF PREMISES; HOLDING OVER.  Upon expiration of the term,
     Tenant shall surrender to Landlord the Premises and all Tenant Improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Section 13 herein. Tenant shall remove all personal property excluding without limitation, all wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations of Tenant's personal property before the expiration of the term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's cost for storage, removal, or disposal of Tenant's personal property.

     If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on written 30-day notice at any time, by either party. All provisions of this Lease, except those pertaining to term and rent, shall apply to the month-to-month tenancy. Tenant shall pay monthly rent in an amount equal to 125% of Rent for the last full calendar month during the regular term plus 100% of said last month's estimate of Tenant's share of Expenses pursuant to Section 4.c.3.

25. LIMITATION OF LIABILITY. In consideration of the befits accruing hereunder, Tenant agrees that, in the event of any actual or alleged failure, breach or default of this Lease by Landlord, if Landlord is a partnership:

     a. The sole and exclusive remedy shall be against the partnership and its partnership assets;

     b. No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

     c. No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

     d. No partner of Landlord shall be required to answer or otherwise plead to any service or process;

     e.    No judgment may be taken against any partner of Landlord;

     f. Any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

     g. No writ of execution will ever be levied against the assets of any partner of Landlord;

     h. These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

     Tenant agrees that each of the foregoing provisions shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

26.  MISCELLANEOUS PROVISIONS.

     a. TIME OF ESSENCE. Time is of the essence of each provision of this Lease.

     b. SUCCESSOR. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in section 18 herein.




     c. LANDLORD'S CONSENT. Any consent required by Landlord under this Lease must be granted in writing and may be withheld by Landlord in its sole and absolute discretion.

     d. COMMISSIONS. Each party represents that it has not had dealings with any real estate broker, finder, or other person with respect to this Lease in any manner, except for the broker identified in Section 1, who shall be compensated by Landlord.

     e. OTHER CHARGES. If Landlord becomes a party to any litigation concerning this Lease, the Premises, or the Project, by reason of any act or omission of Tenant or Tenant's authorized representatives, Tenant shall be liable to Landlord for reasonable attorney's fees and court costs incurred by Landlord in the litigation whether or not such litigation leads to actual court action. Should the court render a decision which is thereafter appealed by any party thereto, Tenant shall be liable to Landlord for reasonable attorney's fees and court costs incurred by Landlord in connection with such appeal.

           If either party commences any litigation against the other party or files an appeal for a decision arising out of or in connection with the Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and costs of suit. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and attorneys' fees charged to Landlord in addition to rent, late charges, interest, and other sums payable under this Lease.

     f. LANDLORD'S SUCCESSORS. In the event of a sale or conveyance by Landlord of the project, and provided all of Landlord's obligations under this Lease are assumed by a successor, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

     g. INTERPRETATION. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several. The enforceability, invalidity, or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

27.  ASSESSMENTS.

     A. Definition of Assessments. Tenant acknowledges that the "assessments" described in Section 4.c.1(e) of the Lease may include assessment districts or other funding mechanisms, including but not limited to, improvements districts, maintenance districts, special service zones or districts, or any combination thereof (collectively hereafter called "Assessments Districts") for the construction, alteration, expansion, improvements, completion, repair, operation, or maintenance, as the case may be, of on-site or off-site improvements, or services, or any combination thereof, as required by the City of Pleasanton (the "City") as a condition of approving the development of Bernal Corporate Park, of which Premises are a part. These Assessment Districts may provide, among other things, the following improvements or services: streets, curbs, interchanges, highways, traffic noise studies and mitigation measures, traffic control systems and expansion of city facilities to operate same, landscaping and lighting maintenance services, maintenance of flood control facilities, water storage and distribution facilities, fire apparatus, manpower, and other fire safety facilities, and sports facilities.

     B. Consent to Formation. Tenant hereby consents to the formation of any and all of the Assessment Districts and waives any and all rights of notice and any and all rights of protest in connection with formation of the Assessment Districts and agrees to execute all documents including, but not limited to, formal waivers of notice and protest, evidencing such consent and waiver upon request of Landlord of the City.

     C. No Increases in Assessment Expense. Notwithstanding the Provisions for payment of increases or new Assessment as expenses in Section 4.c., Landlord agrees that, during the term of this Lease, Tenant shall not be liable for any increases in Bernal Corporate Park Assessments, or Assessments imposed or levied after the execution date of the lease set forth in Section 1.a.

28. COVENANTS, CONDITIONS AND RESTRICTIONS. Reference is hereby made to that certain declaration of Covenants, Conditions and Restrictions for Bernal Corporate Park recorded February 18, 1987, Series No. 87- 046032 of Official Records, Chicago Title Insurance Company. Landlord and Tenant agree that they are fully bound by the above-named Declaration.

29.  EMISSIONS; STORAGE, USE AND DISPOSAL OF WASTE

29.1 Emissions.  Tenant shall not:

     a. Permit any vehicles on the premises to emit exhaust which is in violation of any governmental law, rule, regulation or requirement;

     b. Discharge, emit or permit to be discharged or emitted, any liquid, solid or gaseous matter, or any combination thereof, into the atmosphere, the ground or any body of water, which matter, as reasonably determined by Lessor or any governmental entity, does, or may, pollute or contaminate the same, or is, or may become, radioactive or does, or may, adversely effect the (1) health or safety of persons, wherever located, whether on the premises or anywhere else (2) condition, use or enjoyment of the premises of any other real or personal property, whether on the premises or anywhere else, or (3) premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas;

     c. Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not be discernible from outside the premises;

     d. Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the premises, or which will create a nuisance or violate any governmental law, rule, regulation or requirement;

     e. Create, or permit to be created, any ground vibration that is discernible outside the premises;

     f. Transmit, receive or permit to be transmitted or receive, any electromagnetic, microwave or other radiation in which is harmful or hazardous to any person or property in, or about the premises, or anywhere else.

29.2 Storage and Use.

     a. Storage. Subject to the uses permitted and prohibited to Tenant under this lease, Tenant shall store in appropriate leak proof containers all solid, liquid or gaseous matter, or any combination thereof, which matter, if discharged or emitted into the atmosphere, the ground or any body of water, does or may (1) pollute or contaminate the same, (2) adversely affect the (i) health or safety of persons, whether on the premises or anywhere else, (ii) condition, use or enjoyment of the premises or any real or personal property, whether on the premises or anywhere else, or (iii) premises or any of the improvements thereto or thereon.

     b. Use. In addition, without Landlord's prior written consent, Tenant shall not use, store or permit to remain on the premises any solid, liquid, or gaseous matter which is, or may become, radioactive. If Landlord does give its consent, Tenant shall store the materials in such a manner that no radioactivity will be detectable outside a designated storage area and Tenant shall use the materials in such a manner that (1) no real or personal property outside the designated storage area shall become contaminated thereby or (2) there are and shall be no adverse effects on the (i) health or safety of persons, whether on the premises or anywhere else, (ii) condition, use or enjoyment of the premises or any real or personal property thereon or therein, (iii) premises or any of the improvements thereto and thereon.

29.3 Disposal of Waste.

     a. Refuse Disposal.. Tenant shall not keep any trash, garbage, waste or other refuse on the premises except in sanitary containers and shall regularly and frequently remove same from the premises. Tenant shall keep all incinerators, containers or other equipment used for the storage or disposal of such materials in a clean and sanitary condition.

     b. Sewage Disposal. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (1) for the disposal of anything except sanitary sewage or (2) excess of the lesser of the amount (a) reasonably contemplated by the uses permitted under this Lease or (b) permitted by any governmental entity. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

     c. Disposal of Other Waste. Tenant shall property dispose of all other waste or other matter delivered to, stored upon, located upon or within, used on, or removed from, the premises in such a manner that it does not, and will not, adversely affect the (1) health or safety of persons, wherever located, whether on the premises or the Project, (2) condition, use or enjoyment of the premises or any other real or personal property, wherever located, whether on the premises or the Project, or (3) premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas.

29.4 Compliance with Law. Notwithstanding any other provision in the Lease to the contrary, Tenant shall comply with all laws, statutes, ordinances, regulations, rules and other governmental requirements in complying with its obligation under this lease, and in particular, relating to the storage, use and disposal of hazardous or toxic matter.

29.5 Indemnification. Tenant shall defend, indemnify and hold Landlord harmless from any loss, claim, liability or expense, including attorney's fees and costs, arising out of or in connection with its failure to observe or comply with the provision of this Lease.

29.6 Storage Requirements: Tenant warrants that it shall not store, shelve, rack, or in any manner keep combustible of flammable objects higher than twelve (12) feet from the finished floor, and any object containing plastic material higher than five (5) feet from t he finished floor, with no storage or shelves, or other obstructions above the plastic storage.

30. Option Period. Provided that Tenant is not in default hereunder either at the time of exercise or at the time the extended term commences, Tenant shall have one option to extend the initial three (3) year term of this Lease for an extented term of three (3) years on the same terms, covenants and conditions provided herein, except that upon such renewal the monthly base rent due hereunder shall be determined pursuant to Paragraph 31.B Tenant shall exercise its option by giving Landlord written notice ("Option Notice") at least one hundred eighty (180) days prior to the expiration of the initial term of this Lease.

      B. Option Period Monthly Rent. The Monthly Rent for the Option Period, which shall include the initial Monthly rent and all adjustments, shall be determined as follows:

      (i) The parties shall have fifteen (15) days after Landlord receives the Option Notice within which to agree on the Monthly rent for the Option period based upon the then fair market rental value of the premises as defined in Paragraph 31.B(iii) If the parties agree on the Monthly Rent for the Option Period within fifteen (15) days, they shall immediately execute an amendment to this Lease stating the Monthly Rent for the Option Period.

      (ii) If the parties are unable to agree on the Monthly Rent for the Option Period withn fifteen (15) days, then, the Monthly Rent for the Option Period shall be 90% the then current fair market rental value of the Premises as determined in accordance with Paragraph 31.B(iv).

      (iii) The "then fair market rental value of the Premises" shall be defined to mean the fair market rental value of the Premises as of the commencement of the Option Period, taking into consideration the uses permitted under this Lease, the quality, size, design and location of the premises, and the rent for comparable buildings located in Pleasanton and the monthly expenses paid by the Tenant.

      (iv) Within seven (7) days after the expiration of the fifteen(15) day period set forth in paragraph 31.B(ii) each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years' full time commercial appraisal experience in the area in which the Premises are located to appraise and set the then fair market rental value of the Premises for the Option Period. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the then fair market rental value of the Premises. If the two (2) appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the then fair market rental value of the Premises. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) appraisers are given to set then then fair market rental value of the Premises. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) day's notice to the other party, can apply to the then President of the Alameda County Real Estate Board or to the then Presiding Judge of the Alameda County Superior Court, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

      Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the then fair market value of the Premises. If a majority of the appraisers are unable to set the then fair market rental value of the Premises within the stipulated period of time, the three (3) appraisals shall be added together and their total divided by three (3); then resulting quotient shall be the then fair market rental value of the Premises.

      If, however, the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the then fair market rental value of the Premises. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be then fair market rental value of the Premises.

      After the then fair market rental value of the Premises has been set, the appraisers shall immediately notify the parties and the Monthly Rent for the Option Period shall be such amount.

31. First Right of Notification: Tenant is granted the first right of notification of any adjacent vacancies during the initial term of the Lease and option periods.

32. Option to Terminate: Tenant may terminate this lease with 6 months written notice. However, such notice may not be given prior to the end of th sixth month.

33. Moving Expenses: Landlord agrees to pay Tenant $10,000 upon occupancy for moving expenses.

34. Contingency: This Lease is contingent upon landlord entering into a lease with Livingston Enterprises for Tenant's existing location at 6940 Koll Center Parkway prior to June 15, 1995.

35. Existing Lease Termination: Upon occupancy of 7020 Koll Center Parkway, Suite 142, Tenant existing lease at 6940 Koll Center Parkway, Suite 214 shall terminate.



LANDLORD:  BERNAL AVENUE ASSOCIATES, a joint venture

     BY:   Patrician Associates, Inc., a California corporation,
           and Koll Bernal Avenue Associates, a California general partnership doing business as Bernal Avenue Associates



     PATRICIAN ASSOCIATES, INC. a California corporation



      BY: /s/ Kurt D. Schaeffer
         --------------------------------------------------



     ITS: KURT D. SCHAEFFER, VICE PRESIDENT
         --------------------------------------------------


      BY:
         --------------------------------------------------


     ITS:
         --------------------------------------------------


Tenant:         MOSCOM CORPORATION
         --------------------------------------------------


      BY: /s/ Richard C. Vail
         --------------------------------------------------
          Vice President & General Manager

     ITS:
         --------------------------------------------------


      BY:
         --------------------------------------------------


     ITS:
         --------------------------------------------------

                                   EXHIBIT C

                                 SIGN CRITERIA

                           NORTH CREEK BUSINESS PARK

                            PLEASANTON, CALIFORNIA

1.   SIGN CRITERIA.

This criteria establishes the uniform policies for Tenant sign identification for lease space with North Creek Business Park. These criteria have been established for the purpose of maintaining the overall appearance of the Project. Conformance will be strictly enforced. Any sign installed which does not conform to the sign criteria will be brought into conformity at the expense of the Tenant.

     A.    GENERAL REQUIREMENTS.

           1. Lettering and installation shall be paid for by the Tenant. All copy design has been previously approved by Landlord. Landlord shall be responsible for installation of the sign. Tenant shall reimburse Landlord for the sign cost (including installation cost) within thirty (30) days of receipt of an invoice.

           2. Tenant shall be responsible for the maintenance of its sign and the fulfillment of all sign requirements for these criteria throughout the term of its lease.



     B.    GENERAL SPECIFICATIONS.

           1.     Measurements:  To be determined.

           2. Tenant shall be allowed one sign regardless of size of occupancy.

           3.     No electrical or audible signs will be allowed.

           4. Upon removal of any sign by the Tenant, any damage to the sign backing or the building will be repaired by Tenant. Tenant will remove the lettering portion of the sign prior to lease termination. The backing shall become the property of the Landlord and shall remain affixed to the building.

           5. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material shall be affixed or maintained upon any automated machine, glass panes of the building, building exterior, landscaped area, streets, or parking or common area of the Project.

           6. Sign criteria are subject to change as may be determined by the Landlord's reasonable judgment.

           7. Current rules and regulations relating to signs shall be established by Landlord in its sole and absolute discretion, and when completed shall become part of this Lease and marked Exhibit "C1".



                                                               INITIAL

                                                               Lessor
                                                                     -------
                                                               Lessee
                                                                     -------

7020 Koll Center Parkway
Suite 142
Pleasanton, California
3,000 SF



                                  EXHIBIT D-1
                                  -----------



                             [FLOOR PLAN GRAPHIC]

                                  EXHIBIT "D"
                                  -----------
                              TENANT IMPROVEMENTS
                              -------------------


Landlord agrees to, at Landlord's expense, make the changes shown on the attached Exhibit D-1. All finishes will be in building standard materials including:

- -  New carpet.

- - New wood appearance plastic laminate surfaces on conference room cabinetry.

- - Relocate existing audio visual board from conference room to corner private office.

- - Relocate audio visual board from Tenant's existing suite to the end of the conference room in the new suite.

- -  Add bi-fold doors to closet area near storage room.

- -  Repair suite as needed.

- -  Remove light fixtures from reception area.

- -  Remove pass-through window and patch wall.

- -  Remove exterior door from corner office and replace with window pane.





                                                         INITIAL

                                                         Landlord
                                                                  -------
                                                         Tenant
                                                                  -------